Exhibit 99.1

LTC Announces Operating Results for the Three and Twelve Months Ended
                           December 31, 2006


    WESTLAKE VILLAGE, Calif.--(BUSINESS WIRE)--Feb. 6, 2007--LTC Properties, Inc. (NYSE:LTC) released results of operations for the three and twelve months ended December 31, 2006 and announced that net income available to common stockholders for the fourth quarter was $7.7 million or $0.33 per diluted share. For the same period in 2005, net income available to common stockholders was $6.5 million or $0.28 per diluted share. Revenues for the three months ended December 31, 2006, were $18.4 million versus $18.0 million for the same period last year.

    The Company also announced that for the twelve months ended December 31, 2006, net income available to common stockholders was $61.6 million or $2.51 per diluted share. For the same period in 2005, net income available to common stockholders was $35.4 million or $1.56 per diluted share. Results for the twelve months ended December 31, 2006 included a gain of $32.6 million from the sale of four assisted living properties with a total of 431 units located in four states and one 174-bed skilled nursing property and income from discontinued operations related to these properties of $0.7 million. Results for the same period in 2005 included income from discontinued operations of $3.6 million, a loss on sale of $1.5 million and $11.7 million additional net income from past due rents and interest income, expense reimbursement, and income from the realization value on a note receivable net of advisory expenses and bonus accrual. Revenues for the twelve months ended December 31, 2006, were $73.2 million versus $72.4 million for the same period last year excluding the one time effects of the income from the realization value on a note receivable described above.

    The Company has scheduled a conference call for February 7, 2007, at 10:00 a.m. Pacific time in order to comment on the Company's performance and operating results for the quarter ended December 31, 2006. The conference call is accessible by dialing 866-831-6272 passcode 92626456. The international number is 617-213-8859. The earnings release and any additional financial information that may be discussed on the conference call will also be available on our website. An audio replay of the conference call will be available from February 7, 2007 through February 21, 2007. Callers can access the replay by dialing 888-286-8010 or 617-801-6888 and entering conference ID number 53150315.

    At December 31, 2006, LTC had investments in 108 skilled nursing properties, 94 assisted living properties and two schools in 32 states. The Company is a self-administered real estate investment trust that primarily invests in long-term care and other health care related facilities through mortgage loans, facility lease transactions and other investments. For more information on LTC Properties, Inc., visit the Company's website at www.ltcproperties.com.

    This press release includes statements that are not purely historical and are "forward looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Company's expectations, beliefs, intentions or strategies regarding the future. All statements other than historical facts contained in this press release are forward looking statements. These forward looking statements involve a number of risks and uncertainties. All forward looking statements included in this press release are based on information available to the Company on the date hereof, and the Company assumes no obligation to update such forward looking statements. Although the Company's management believes that the assumptions and expectations reflected in such forward looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct. The actual results achieved by the Company may differ materially from any forward looking statements due to the risks and uncertainties of such statements.


                         LTC PROPERTIES, INC.
                  CONSOLIDATED STATEMENTS OF INCOME
     (Unaudited, amounts in thousands, except per share amounts)

                                Three Months Ended Twelve Months Ended
                                   December 31,       December 31,
                                ------------------ -------------------
                                  2006     2005      2006      2005
                                --------- -------- ---------- --------
Revenues:
  Rental income                  $13,783  $12,311    $52,342  $49,709
  Interest income from mortgage
   loans and notes receivable      3,509    4,709     15,444   14,500
  Interest income from REMIC
   Certificates                        -        -          -    3,480
  Interest and other income        1,060    1,006      5,377    4,719
                                --------- -------- ---------- --------
          Total revenues          18,352   18,026     73,163   72,408
                                --------- -------- ---------- --------

Expenses:
  Interest expense                 1,594    1,882      7,028    8,310
  Depreciation and amortization    3,504    3,387     13,892   12,738
  Legal expenses                       6       19        236      194
  Operating and other expenses     1,731    2,062      6,696    6,397
                                --------- -------- ---------- --------
          Total expenses           6,835    7,350     27,852   27,639
                                --------- -------- ---------- --------
Income before non-operating
 income and minority interest     11,517   10,676     45,311   44,769
Non-operating income                 517        -        517    6,217
Minority interest                    (86)     (92)      (343)    (349)
                                --------- -------- ---------- --------
Income from continuing
 operations                       11,948   10,584     45,485   50,637
Discontinued operations:
  Income from discontinued
   operations                          -      921        746    3,576
  Gain (loss) on sale of real
   estate assets, net                  -     (691)    32,557   (1,504)
                                --------- -------- ---------- --------
Net income from discontinued
 operations                            -      230     33,303    2,072
                                --------- -------- ---------- --------
Net income                        11,948   10,814     78,788   52,709
Preferred stock dividends         (4,241)  (4,325)   (17,157) (17,343)
                                --------- -------- ---------- --------
Net income available to common
 stockholders                     $7,707   $6,489    $61,631  $35,366
                                ========= ======== ========== ========

Net Income per Common Share
 from Continuing Operations net
 of Preferred Stock Dividends:
  Basic                            $0.33    $0.27      $1.21    $1.49
                                ========= ======== ========== ========
  Diluted                          $0.33    $0.27      $1.21    $1.47
                                ========= ======== ========== ========
Net Income per Common Share
 from Discontinued Operations:
  Basic                                -    $0.01      $1.43    $0.09
                                ========= ======== ========== ========
  Diluted                              -    $0.01      $1.41    $0.09
                                ========= ======== ========== ========
Net Income per Common Share
 Available to Common
 Stockholders:
  Basic                            $0.33    $0.28      $2.64    $1.58
                                ========= ======== ========== ========
  Diluted                          $0.33    $0.28      $2.51    $1.56
                                ========= ======== ========== ========

Basic weighted average shares
 outstanding                      23,515   23,218     23,366   22,325
                                ========= ======== ========== ========

NOTE: Quarterly and year-to-date computations of per share amounts are made independently. Therefore, the sum of per share amounts for the quarters may not agree with the per share amounts for the year. Computations of per share amounts from continuing operations, discontinued operations and net income are made independently. Therefore, the sum of per share amounts from continuing operations and discontinued operations may not agree with the per share amounts from net income available to common stockholders.

    Reconciliation of Funds From Operations ("FFO")

    FFO is a supplemental measure of a REIT's financial performance that is not defined by accounting principles generally accepted in the United States. We define FFO as net income available to common stockholders adjusted to exclude the gains or losses on the sale of real estate assets and adjusted to add back impairment charges, real estate depreciation and other non-cash charges. Other REITs may not use this definition of FFO and therefore, caution should be exercised when comparing our company's FFO to that of other REITs. FFO is used in the REIT industry as a supplemental measure of financial performance, but is not a substitute for net income per share available to common stockholders determined in accordance with accounting principles generally accepted in the United States.

    The following table reconciles net income available to common stockholders to funds from operations available to common stockholders (unaudited, in thousands, except per share amounts):


                             Three Months Ended  Twelve Months Ended
                                December 31,         December 31,
                             ------------------ ----------------------
                                 2006     2005       2006     2005
                             --------- -------- ---------- -----------

Net income available to
 common stockholders           $7,707   $6,489    $61,631  $35,366
Add: Real estate
 depreciation                   3,504    3,615     13,944   13,698
Add: Non-cash compensation
 charges                          248      182      1,002      579
Add: IRS settlement                 -        -        950        -
Less (gain)/add loss on sale
 of real estate assets              -      691    (32,557)   1,504
                             --------- -------- ---------- -----------
FFO available to common
 stockholders                 $11,459  $10,977    $44,970  $51,147
                             ========= ======== ========== ===========

Less: IRS settlement                -        -       (950)       -
Less: Non-cash compensation
 charges                         (248)    (182)    (1,002)    (579)
                             --------- -------- ---------- -----------
FFO including IRS settlement
 and non-cash compensation
 charges                      $11,211  $10,795    $43,018  $50,568
                             ========= ======== ========== ===========

Basic FFO available to
 common stockholders per
 share                          $0.49    $0.47      $1.93    $2.29
                             ========= ======== ========== ===========
Diluted FFO available to
 common stockholders per
 share                          $0.48    $0.46      $1.88    $2.19 (1)
                             ========= ======== ========== ===========

Basic FFO including IRS
 settlement and non-cash
 compensation charges per
 share                          $0.48    $0.46      $1.84    $2.27
                             ========= ======== ========== ===========
Diluted FFO including IRS
 settlement and non-cash
 compensation charges per
 share                          $0.47    $0.45      $1.80    $2.17 (1)
                             ========= ======== ========== ===========

(1) Includes $0.46 of diluted FFO resulting from $11.7 million additional net income from past due rents and interest income, expense reimbursement, and income from realization value on a note receivable net of $2.3 million of advisory expenses and bonus accrual. Excluding the one time effects of these items, diluted FFO available to common stockholders per share for the year ended December 31, 2005 would have been $1.73 and diluted FFO including non-cash compensation charges per share would have been $1.71


                         LTC PROPERTIES, INC.
                     CONSOLIDATED BALANCE SHEETS
           (Amounts in thousands, except per share amounts)

                                             December 31, December 31,
                                                 2006         2005
                                             ------------ ------------
ASSETS
Real Estate Investments:
  Buildings and improvements, net of
   accumulated depreciation and
   amortization: 2006 - $102,091; 2005 -
   $88,652                                      $351,148     $342,664
  Land                                            35,048       32,956
  Properties held for sale, net of
   accumulated depreciation and
   amortization: 2006 - $0; 2005 - $7,119              -       29,332
  Mortgage loans receivable, net of
   allowance for doubtful accounts: 2006 -
   $1,280; 2005 - $1,280                         116,992      148,052
                                             ------------ ------------
     Real estate investments, net                503,188      553,004
Other Assets:
  Cash and cash equivalents                       29,887        3,569
  Debt issue costs, net                              548        1,268
  Interest receivable                              3,170        3,436
  Prepaid expenses and other assets               16,771        5,130
  Notes receivable                                 4,264        8,931
  Marketable securities                            9,939        9,933
                                             ------------ ------------
     Total Assets                               $567,767     $585,271
                                             ============ ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Bank borrowings                                      $ -      $16,000
Mortgage loans payable                            48,266       58,891
Bonds payable and capital lease obligations        5,545        5,935
Senior mortgage participation payable                  -       11,535
Accrued interest                                     358          524
Accrued expenses and other liabilities             6,223        8,427
Liabilities related to properties held for
 sale                                                  -        3,852
Distributions payable                              3,423       11,890
                                             ------------ ------------
     Total Liabilities                            63,815      117,054

Minority interest                                  3,518        3,524
Stockholders' equity:
Preferred stock $0.01 par value; 15,000
 shares authorized; shares issued and
 outstanding: 2006 - 8,834; 2005 - 8,993         209,341      213,317
Common stock: $0.01 par value; 45,000 shares
 authorized; shares issued and outstanding:
 2006 - 23,569; 2005 - 23,276                        236          233
Capital in excess of par value                   332,149      331,415
Cumulative net income                            442,833      364,045
Other                                              1,693         (941)
Cumulative distributions                        (485,818)    (443,376)
                                             ------------ ------------
     Total Stockholders' Equity                  500,434      464,693
                                             ------------ ------------
     Total Liabilities and Stockholders'
      Equity                                    $567,767     $585,271
                                             ============ ============

    CONTACT: LTC Properties, Inc.
             Andre C. Dimitriadis, Chairman & CEO
             Wendy L. Simpson, President, COO & CFO
             805-981-8655